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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 29, 1998

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


        United States                 333-39199                 36-1414142
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)


    One Lincoln Centre
Oakbrook Terrace, Illinois                                          60181
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  (Address of Principal                                          (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code (630) 916-4000
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Item 2. Acquisition or Disposition of Assets
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Description of the Certificates, Group 1 and Group 2

     On December 22, 1997, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1997-4 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of December 1, 1997, among Superior Bank FSB, as depositor (the "Depositor") and as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On January 29, 1998, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $21,112,585.28 with respect to Sub-Pool I with funds on deposit in the Sub-Pool I Pre-Funding Account, $39,883,184.48 with respect to Sub-Pool II with funds on deposit in the Sub-Pool II Pre-Funding Account, $22,076,608.88 with respect to Sub-Pool III with funds on deposit in the Sub-Pool III Pre-Funding Account and $39,843,608.62 with respect to Sub-Pool IV with funds on deposit in the Sub-Pool IV Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 29, 1998, between the Depositor and the Trustee (the "January 29 Instrument"). Attached to the January 29 Instrument is the Mortgage Loan Schedules with respect to Sub-Pool I, Sub-Pool II, Sub-Pool III and Sub-Pool IV listing the related Subsequent Mortgage Loans that are the subject of such January 29 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

                   4.2 Subsequent Transfer Instrument, dated January 29, 1998, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.


                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUPERIOR BANK FSB



                                          By:  /s/ WILLIAM C. BRACKEN
                                             ------------------------
                                          Name:  William C. Bracken
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

Dated: January 29, 1998


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                                 EXHIBITS TABLE

     4.2 Subsequent Transfer Instrument, dated January 29, 1998, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.